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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




    Date of Report (Date of earliest event reported):   OCTOBER 15, 1996
                                                      ---------------------




                                   CIBER, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                    0-23488                 38-2046833
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   (State or other jurisdiction     (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)



   5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, COLORADO                 80111
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   (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code:  (303) 220-0100
                                                            --------------


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                                   CIBER, Inc.
                 Information to be included in the Report

ITEM 5.  OTHER EVENTS.

     Effective October 28, 1996, Richard A. Montoni will join CIBER, Inc. as Executive Vice President/Chief Financial Officer. He will be nominated for a member of the Board of Directors at the earliest opportunity. Mr. Montoni is currently an audit partner with the accounting firm, KPMG Peat Marwick LLP. He has been employed by KPMG for over 20 years. The CFO position had been vacant since June 1996, when Mac Slingerlend was promoted to President/Chief Operating Officer.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CIBER, INC.



Date:  October 15, 1996            By: /s/ CHRISTOPHER L. LOFFREDO
                                       -------------------------------
                                       Christopher L. Loffredo
                                       Vice President/Chief Accounting Officer